SUMMARY PROSPECTUS

December 29, 2025

MFS® Global Real Estate Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated December 29, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	MGLAX
Class B	MGLDX
Class C	MGLCX
Class I	MGLIX
Class R1	MGLJX
Class R2	MGLKX
Class R3	MGLLX
Class R4	MGLMX
Class R6	MGLRX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 11 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.13%	0.04%
Total Annual Fund Operating Expenses	1.19%	1.94%	1.94%	0.94%	1.94%	1.44%	1.19%	0.94%	0.85%
Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.18%	1.93%	1.93%	0.93%	1.93%	1.43%	1.18%	0.93%	0.84%

# This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least December 31, 2026.

GRE-SUM-122925

MFS Global Real Estate Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$688	$930	$1,191	$1,934
Class B Shares assuming[1]
redemption at end of period	$596	$908	$1,246	$2,069
no redemption at end of period	$196	$608	$1,046	$2,069
Class C Shares assuming[1]
redemption at end of period	$296	$608	$1,046	$2,069
no redemption at end of period	$196	$608	$1,046	$2,069
Class I Shares	$95	$299	$519	$1,154
Class R1 Shares	$196	$608	$1,046	$2,263
Class R2 Shares	$146	$455	$786	$1,723
Class R3 Shares	$120	$377	$653	$1,442
Class R4 Shares	$95	$299	$519	$1,154
Class R6 Shares	$86	$270	$470	$1,048

1 Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in U.S. and foreign real estate-related investments. Real estate-related investments are issuers that are principally engaged in real estate activities and/or providing products and services related to the real estate sector, including (i) real estate investment trusts (REITs); (ii) issuers similar to REITs formed under the laws of non-U.S. countries; (iii) issuers included in an index that is representative of real estate-related investments; (iv) issuers that a third party has given the issuer an industry or sector classification consistent with real estate-related activities; and (v) other issuers that earn at least 50% of their gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of real estate products or services include building supplies and mortgage servicing.

MFS normally invests the fund’s assets primarily in equity securities.

MFS generally focuses the fund’s investments in equity REITs as well as similar entities formed under the laws of non-U.S. countries, but may also invest the fund’s assets in mortgage REITs, hybrid REITs and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.

MFS may invest the fund’s assets in real estate-related investments of any size. However, issuers of real estate-related investments tend to have small-to-medium market capitalizations.

MFS normally allocates the fund’s investments across different REIT managers and property types, but may from time to time focus the fund’s investments in any one or a few of these areas.

MFS normally invests the fund's assets across different countries and regions, but MFS may invest a significant percentage of the fund's assets in issuers in a single country or region.

MFS generally invests the fund's assets in at least three different countries and invests a percentage of the fund's net assets in securities of foreign issuers equal to at least the lesser of 40% or the percentage of foreign issuers in the FTSE EPRA Nareit Developed Real Estate Index less 15%.

MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Real Estate-Related Investment Risk: The fund’s performance will be closely tied to the performance of real estate-related investments and as a result, can be more volatile than the performance of more broadly-diversified funds. The risks of investing in real estate-related investments include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of

MFS Global Real Estate Fund

security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Small to Medium Cap Risk: The securities of real estate-related issuers that have small to medium market capitalizations can be more volatile and less liquid than securities of larger issuers and such issuers can have more limited financial resources.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, geopolitical, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

Focus Risk: Issuers in a single country or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the countries and regions to which the fund is exposed. Furthermore, investments in particular countries or regions may be more volatile than the broader market as a whole.

If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund’s performance could be more volatile than the performance of more diversified funds.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of (i) a broad measure of market performance and (ii) the performance of an additional index that the adviser believes more closely reflects the market segments in which the fund invests.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.comor by calling 1-800-225-2606.

Class A Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the nine-month period ended September 30, 2025, was 4.31%. During the period(s) shown in the bar chart, the highest quarterly return was 16.42% (for the calendar quarter ended December 31, 2023) and the lowest quarterly return was (22.48)% (for the calendar quarter ended March 31, 2020).

MFS Global Real Estate Fund

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2024)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	(7.64)%	(0.48)%	3.62%
C Shares	(4.75)%	(0.10)%	3.62%
I Shares	(2.84)%	0.90%	4.50%
R1 Shares	(3.81)%	(0.11)%	3.47%
R2 Shares	(3.32)%	0.39%	3.99%
R3 Shares	(3.09)%	0.65%	4.25%
R4 Shares	(2.84)%	0.90%	4.51%
R6 Shares	(2.82)%	0.97%	4.59%
A Shares	(8.68)%	(0.55)%	3.63%
Returns After Taxes on Distributions
A Shares	(9.32)%	(1.19)%	2.34%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(4.94)%	(0.49)%	2.42%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
MSCI All Country World Index (net div)	17.49%	10.06%	9.23%
FTSE EPRA Nareit Developed Real Estate Index (net div)	0.94%	(1.00)%	2.23%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Rick Gable	2009	Investment Officer of MFS
Mark Syn	2022	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Purchases of Class R1 and Class R2 shares are closed to new eligible investors. Existing eligible investors can make additional purchases and reinvest distributions in Class R1 and Class R2 shares in any account open. Existing eligible investors may also exchange their Class R1 and Class R2 shares for the same share class of another MFS fund, open new Class R1 and Class R2 share accounts in other MFS funds, or transfer some or all of the shares in their account to another account and such account will be treated as an open account. Subject to the approval of the fund’s Board of Trustees, the fund may in the future (i) close purchases of Class R1 and/or Class R2 shares to existing eligible investors; (ii) terminate and liquidate Class R1 and/or Class R2 shares; or (iii) convert Class R1 and/or Class R2 shares to another share class of the fund. Such actions may be undertaken without shareholder approval, but the fund expects to provide shareholders with at least 60 days’ notice before taking any such action.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. However, if your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account unless such an account allows for tax-free withdrawals.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.